Investment Objectives and Goals - Innovator Premium Income 30 Barrier ETF - April	Oct. 31, 2025
Prospectus [Line Items]
Risk/Return [Heading]	Innovator Premium Income 30 Barrier ETF™ – April
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]

The Fund seeks to provide investors, over the period from April 1, 2026 to March 31, 2027, with an investment that provides a high level of income through a Defined Distribution Rate of 7.75% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 30% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 30% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 31%.